Exhibit 99.1

Lender Presentation October 2018

Legal Disclaimer Forward-Looking Statements Statements contained in this presentation, including the question and answer portion of the presentation, other than statements of historical fact, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the anticipated timing and strength of the opportunities in our pipeline of potential acquisitions, the anticipated timing and terms of the incremental term loan proceeds, as well as the future financial position of Surgery Partners, Inc. and its subsidiaries (the “Company”), including financial targets, business strategy, plans and objectives for future operations and future operating results and cash flows. These statements are subject to risks and uncertainties, including, without limitation: that we may not be able to consummate the incremental term loan transaction on the terms or timeline anticipated, if at all, the impact of natural disasters such as Hurricane Michael or Hurricane Florence whose impact we are continuing to assess, reductions in payments from, or inability to contract with, government healthcare programs managed care organizations and private third-party payors, changes in the regulatory, economic and other conditions of the states where our surgical facilities are located, the timing of the Company’s strategic portfolio activity, including acquisitions and dispositions and the conclusion of the Company’s review of strategic alternatives for its Optical business, our ability to consummate acquisitions in the pipeline on commercially reasonable terms, or at all, and to realize the anticipated benefits, as well as other factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for fiscal year 2017 (“10-K”) filed with the Securities and Exchange Commission (the “SEC”) and other information we file with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2018. You should read the Company’s annual and quarterly reports, when available, and any and all other filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements contained in this presentation speak only as of the date of the presentation, and the Company undertakes no obligation to update or revise any forward-looking statements for any reason, except as required by law. The business of the Company is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties and should not place considerable reliance on the forward-looking statements contained in this presentation. Data and Information Contained in this Presentation This presentation also contains market research, estimates and forecasts, which is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of such owners. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Credit Agreement EBITDA. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. We present non-GAAP financial measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. For additional information about our non-GAAP financial measures, and a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures, see slide 21 of this presentation, the Company’s 10-K, Quarterly Reports on Form 10-Q and other information the Company files with the SEC. Important Notice Regarding Information Contained in this Presentation This Lender Presentation (this “Presentation”) is intended to facilitate discussions with representatives of certain institutions regarding a potential financing for Surgery Partners, Inc. and its subsidiaries. You should not rely on the information contained in this Presentation and this Presentation does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. In all cases, prospective participants should conduct their own investigation and analysis of the Company, their assets, financial condition and prospects, and of the data set forth in this Presentation.

Legal Disclaimer Notice to and Undertaking by Recipients This Presentation has been prepared solely for informational purposes from information supplied by the Company, and is being furnished by the Company to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Incremental Term Loan described in this Presentation (which may, without limitation, take the form of an increase to the existing Term Loan Facility of Surgery Center Holdings, Inc., a wholly-owned subsidiary of the Company) (the “Incremental Term Loan"). THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR ANY LOANS OF THE COMPANY OR ANY FINANCIAL INSTRUMENTS RELATED THERETO. THE INFORMATION IN THIS PRESENTATION IS CURRENT ONLY AS OF THE DATE ON ITS COVER. FOR ANY TIME AFTER THE COVER DATE OF THIS PRESENTATION, THE INFORMATION, INCLUDING INFORMATION CONCERNING THE COMPANY’S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS, MAY HAVE CHANGED. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAVE BEEN NO CHANGES IN THE COMPANY’S AFFAIRS AFTER THE DATE OF THIS PRESENTATION. THE COMPANY HAS NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE COMPANY IN CONNECTION WITH THIS PRESENTATION THAT IS NOT CONTAINED IN THIS PRESENTATION. IF ANY INFORMATION HAS BEEN OR IS GIVEN OR ANY REPRESENTATIONS HAVE BEEN OR ARE MADE TO THE RECIPIENT OUTSIDE OF THIS PRESENTATION, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS AFFILIATES. I. Information The Recipient acknowledges and agrees that (i) the Company received certain of the information in this presentation from third party sources is provided to the Recipient for informational purposes only, (ii) Bain Capital Private Equity, LP (“Bain”), the Company and their respective affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of such information or any information contained therein, (iii) no representation or warranty (express or implied) regarding such information is made by Bain, the Company or any of their respective affiliates, (iv) none of Bain, the Company or any of their respective affiliates have made any independent verification as to the accuracy or completeness of such information, (v) Bain, the Company and their respective affiliates shall have no obligation to update or supplement any such information or otherwise provide additional information, (vi) Bain, the Company and their respective affiliates shall not have any liability related to the use of the contents hereof, such information or any related marketing materials by the Recipient or any of its Representatives, (vii) Bain, the Company and their respective affiliates shall not have any liability related to the unauthorized misuse of this Presentation, such information or any related marketing materials by any Recipient or any of its Representatives. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and the Incremental Term Loan and does not purport to be all-inclusive or to contain all of the information, or a discussion of all or any of the risks, that a prospective participant may consider material or desirable in making its decision to become a lender. The Recipient should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to provide commitments with respect to the Incremental Term Loans and should perform its own independent investigation and analysis of the Incremental Term Loan and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company and that it has made its own independent investigations and appraisal of the business, financial condition, prospects, creditworthiness, status and affair of the Company or any other person that it considers necessary. In addition, this presentation is summary in nature, is subject to change or amendment and is not intended to provide the entire basis for credit or any other evaluation. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation that any Recipient enter into the Incremental Term Loan. II. General It is understood that, except as otherwise provided herein, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Incremental Term Loan by virtue of this Notice and Undertaking. The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking, and that in addition to all other remedies available at law or in equity, the Company shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. The loans and commitments under the Incremental Term Loan are not securities under the applicable United States federal securities laws and regulations, and you will not have the protection of such laws and regulations with respect to your purchase and sale of such commitments and loans and the Company will not be required to provide you with any information other than as may be required under the definitive documentation governing the Incremental Term Loan. Additionally, the loans and commitments made under the Incremental Term Loan will not be listed on a securities exchange or any automated dealer quotation system. You may not be able to assign your commitments or loans under the Incremental Term Loan at a particular time or at a price favorable to you. There are no assurances as to the level of liquidity of the market for the commitments or the loans under the Incremental Term Loan.

Transaction Overview Section 1

Transaction Overview Surgery Partners, Inc. (“Surgery Partners” or the “Company”) is a leading independent operator of short-stay surgical facilities, focused on providing high quality, cost effective solutions for surgical and related ancillary care National network of 124 surgical facilities comprised of 106 ambulatory surgery centers (ASCs) and 18 surgical hospitals across 32 states as of June 30, 2018 LTM 6/30/18 Revenue and Credit Agreement EBITDA of $1,628.8 million and $261.2 million, respectively(1) Favorable positioning and industry trends: Strong presence in musculoskeletal cases Aging demographic Recent CMS proposals to increase reimbursement and covered procedures at ASCs Payor alignment due to high quality and lower cost Surgery Partners intends to raise $115 million of Incremental Term Loans to fund an existing pipeline of potential transactions and to replenish proceeds spent on acquisitions in H1 2018 on M&A Strong pipeline of near-term capital deployment opportunities, including potential to deploy $113 million of capital towards potential acquisitions (several under LOI), enhanced ownership of existing facilities and de novo activity Current pipeline of potential deployment opportunities, if fully executed, could drive aggregate incremental 6/30/18 Credit Agreement EBITDA of $20.3(1) million, representing a multiple of 5.6x capital deployed to Credit Agreement EBITDA If the full pipeline were executed, the acquisitions, enhanced ownership, and de novo activity could drive deleveraging of total net leverage from 7.8x to 7.6x (pro forma secured net leverage of 4.7x) (1) For a reconciliation of EBITDA to Credit Agreement EBITDA, please see slide 21 of this presentation.

Sources and Uses and Pro Forma Capitalization ($ in Millions) Pro Forma Capitalization(1) (as of 6/30/18) (1) For a reconciliation of EBITDA to Credit Agreement EBITDA, please see page 21 of this presentation. (2) Excludes debt of non wholly owned subsidiaries that corresponds to the equity interest share of third parties in such subsidiaries. This image cannot currently be displayed.

Summary of Terms Borrower Surgery Center Holdings, Inc. Facility $115 million Incremental Term Loan Guarantors Same as existing Term Loan Security Same as existing Term Loan Maturity August 31, 2024 (Same as existing Term Loan) Pricing L + 325 (Same as existing Term Loan) LIBOR Floor 1.0% (Same as existing Term Loan) New Issue Price TBD Amortization 1.0% per year (Same as existing Term Loan) Voluntary Prepayments Same as existing Term Loan Mandatory Prepayments Same as existing Term Loan Financial Covenants None (Same as existing Term Loan) Negative Covenants Same as existing Term Loan

Anticipated Transaction Timeline October 2018 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Key Event Date Title October 11 Lender call October 17 Lender commitments due October 23 Close and fund

Company Update Section 2

Leading Independent Surgical Facility Operator $261 million LTM 6/30/18 Credit Agreement EBITDA(1) 106 ASCs 32 States 4,000 Affiliated Physicians 600,000+ Annual Patients 18 Surgical Hospitals (1) As of June 30, 2018. For a reconciliation of EBITDA to Credit Agreement EBITDA, please see slide 21 of this presentation.

Diversified Mix, Focused on High Value-Add Specialties, Supported by an Aging Population Surgery Partners Case Mix Musculoskeletal(1) GI Ophthalmology Other(2) Strength with high acuity patients Leading musculoskeletal platform Expansive network of surgical capabilities Leading trend to lower cost setting (1) Includes pain management. (2) Includes cardiology, ENT, general surgery, plastic surgery, and other. 35% 28% 22% 15%

Leading Musculoskeletal Platform is Key to Future Growth Leading national musculoskeletal surgical facilities operator Reduced Costs for payors and patients over acute care settings Expanded network of total joint, orthopedic and spine capabilities Front-end of industry trend toward moving high acuity cases to lower cost settings 100 million Adults in the U.S. with chronic pain(2) $7 billion Annual Medicare spend on total joint procedures(1) 2x Increase in hip revision procedures projected by 2026 (1) 2014 CMS data: https://innovation.cms.gov/initiatives/cjr. (2) Institute of Medicine Report from the Committee on Advancing Pain Research, Care, and Education: Relieving Pain in America, A Blueprint for Transforming Prevention, Care, Education and Research. The National Academies Press, 2011.

Well Positioned to Capture Incremental Share in a Fragmented Market Source: Definitive Healthcare Number of ASCs in the U.S. 4,608 5,591 ’06-’16A CAGR Independents +1% Other Hospitals +1% National Operators +5% Total: +2% 20% 28% 16% 14% 64% 58% 2006 2016

Wayne DeVeydt Chief Executive Officer 25 Years Healthcare Experience 01 Year with Surgery Partners Carollee Brinkman National Group President 22 Years Healthcare Experience 13 Years with Surgery Partners Donna Giles SVP & Chief Clinical Officer 30 Years Healthcare Experience 05 Years with Surgery Partners Jennifer Baldock EVP & Chief Legal Officer 22 Years Healthcare Experience 09 Years with Surgery Partners Brandan Lingle Ancillary Group President 10 Years Healthcare Experience 06 Years with Surgery Partners Tony Taparo Eastern Group President 30 Years Healthcare Experience 22 Years with Surgery Partners Angela Justice, PhD EVP & Chief Human Resources Officer 16 Years Healthcare Experience 01 Year with Surgery Partners Tom Cowhey EVP & Chief Financial Officer 17 Years Healthcare Experience 01 Year with Surgery Partners Strong, Vertically Integrated Management Team Veteran management team, averaging over 20+ years of experience George Goodwin American Group President 31 Years Healthcare Experience 20 Years with Surgery Partners Ben Jacobs SVP & Chief Development Officer 13 Years Healthcare Experience 04 Years with Surgery Partners David Kretschmer EVP & Chief Strategy and Transformation Officer 25 Years Healthcare Experience 01 Year with Surgery Partners

 That has Built a Solid Foundation to Capture Growth Solid, but un-pruned assets Where We Were Where We Are Great platform, but fragmented Lack of strategic clarity Streamlined, surgical facility assets Holistic infrastructure Focused management and vision FROM: A collection of great assets, but under-managed TO: A scalable Platform with clear strategic direction and purpose

Three Primary Initiatives to Drive Profitability and Scale Strengthened senior management Innovative development of long-term partnerships with providers, health systems and payors Rebuilt de novo, in-market and M&A pipelines Investing in the Business Initiated enterprise-wide system consolidation Consolidated enterprise functions in shared services and commenced realignment of key functions Data-driven assessment of value creation related to market development, payor strategy, cost management and revenue cycle management Consolidating the Platform Data-driven strategic assessment of opportunities and challenges across portfolio Divested or shut-down underperforming sites Instilled a purpose-driven culture based on transparency, execution, and accountability Pruning the Asset Base

# Recent New Market Acquisitions

Facilities with Strong JV Physician Partners in Attractive Specialties at Reasonable Valuations

| Recent Acquisition Activity | | | |
|---|---|---|---|
| **Date Closed** | **Location** | **Specialty** | **Capital Deployed** |
| 11/30/2017 | Houma, LA | Ortho | ~$30m |
| 2/28/2018 | Omaha, NE | Ortho, Pain, Spine, Podiatry | ~$20m |
| 4/30/2018 | Orange County, CA | Pain | ~$20m |
| 7/23/2018 | Midland, TX | Ophtho, Pain, GI | ~$5m |
| **Capital Deployed** | | | **~$75m** |

**~$75m of Capital deployed in last 12 months**

**Average Deal multiple at time of acquisition: ~7x**

**Average Deal multiple expected to improve by 5-10% by end of 2019**

Confidential

17

# Strong Pipeline of Near-term Opportunities

| Selected Pipeline Opportunities | | | |
|---|---|---|---|
| **Opportunity** | **Status** | **Specialty** | **Target Closing** |
| A | Under LOI | MSK (spine, pain) | 4Q18 |
| B | Under LOI | Ortho, Pain, GYN, Cardio, Spine, Podiatry, Plstcs, Urol | 4Q18 |
| C | Won, Negotiating LOI | Ortho, Pain, Spine, Ophtho, GI, ENT, Urology | 4Q18/ 1Q19 |
| D | In discussions with existing partners for buy-up | Ortho, Pain, Ophtho, GI, ENT, Urology, OBGYN | 4Q18/ 1Q19 |
| E | Management agreements signed; Negotiating LOI | MSK (knees, hips, ankles, spine) | 1Q19 |
| F | Applied for CON; De Novo | Ortho, Podiatry, Pain, Spine, Ophtho, Plstcs, Urol | Opens late 2019 |
| **Value of Transactions in Pipeline** | | | **~$113m** |

**Very attractive pipeline of near-term opportunities to deploy ~$113 million of capital**

**Average Deal multiple of ~5.5x to 6x based on current pipeline**

Confidential

18

Appendix

Historical Financial Summary As Reported Basis Net Revenue Adjusted EBITDA and Adjusted EBITDA Margin Case Volume Net Revenue Per Case ($ Million) ($ Million) $261.2 Credit Agreement EBITDA(1) (1) For a reconciliation of EBITDA to Adjusted EBITDA and Credit Agreement EBITDA, please see slides 21 of this presentation. Reserves / Hurricanes $ 179.3 $ 164.3 $ 189.6 19.9 51.7 2016 2017 LTM 6/30/18 Adj. EBITDA Hurricanes Synergies, Other $1,145.4 $1,341.2 $1,628.8 2016 2017 LTM 6/30/18 428,742 468,443 504,370 2016 2017 LTM 6/30/18 $2,672 $2,863 $3,229 2016 2017 LTM 6/30/18

Reconciliation of EBITDA to Adjusted EBITDA and Credit Agreement EBITDA Note: For additional information about our non-GAAP financial measures, and a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures, see the Company’s 10-K, Quarterly Reports on Form 10-Q and other information the Company files with the SEC.